Offerings - Offering: 1	Oct. 21, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 88,992,048.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 7,742.31
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 932,707 Shares outstanding (approximately 5.00% of the net assets of the Fund as of August 28, 2026).